SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2003

MERITAGE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	I-9977	86-0611231

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8501 E. Princess Drive, Suite 290, Scottsdale, Arizona 85255

(Address of Principal Executive Offices) (Zip Code)

(480) 609-3330

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

99.1	Press Release dated October 20, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     References to “we,” “our” and “us” in this Current Report on Form 8-K refer to Meritage Corporation and its consolidated subsidiaries.

     On October 20, 2003, we issued a press release to announce our earnings for the three and nine months ended September 30, 2003. A copy of this press release, including information concerning forward-looking statements and factors that may affect our future results, is attached as Exhibit 99.1. This press release is being furnished, not filed, under Item 12 in this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2003

MERITAGE CORPORATION

/s/ Vicki L. Biggs

By: Vicki L. Biggs Chief Accounting Officer and Vice President-Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release